SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549


                              FORM 8-K

                           CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934






Date of Report (Date of earliest event reported):     October 23, 1995


                             S-K-I LTD.
       (Exact name of registrant as specified in its charter)


                              Delaware
           (State or other jurisdiction of incorporation)


0-13055                                                03-0294233
(Commission File Number)                 (IRS Employer Identification Number)


          30 Airport Road, Suite 5, West Lebanon, NH 03784
              (Address of principal executive offices)


                            603-298-1160
        (Registrant's telephone number, including area code)


                                 N/A
    (Former name or former address, if changed since last report)



Item 2.  Disposition of Assets.

On October 23, 1995 S-K-I Ltd.(the "Company") finalized the sale of the majority of the assets of Bear Mountain Ski Resort and golf course, located in Southern California, to a subsidiary of Fibreboard Corporation of Walnut Creek, California.

The purchase price was approximately $20,500,000. Proceeds from the sale will be used to pay down debt, strengthening the Company's balance sheet.


Item 7(a).  Financial Statements and Exhibits

(Pro forma financial information)                                       Page

     S-K-I Ltd. and subsidiaries pro forma consolidated condensed financial information:

          Unaudited pro forma statement of operations for the year
          ended July 31, 1995                                            4

          Unaudited pro forma balance sheet at July 31, 1995           5-6

          Notes to unaudited pro forma financial information             7

                             S-K-I LTD.
        PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF INCOME
                  FOR THE YEAR ENDED JULY 31, 1995
                              UNAUDITED

                                    LESS
                        S-K-I LTD.  BEAR MT.
                        HISTORICAL  HISTORICAL(1)   ADJUSTMENTS           PRO FORMA

Revenues:
  Resort services        $74,252,723 $9,079,014                           $65,173,709
  Sale of goods           23,648,797  2,698,947                            20,949,850
  Rental and other
   income                 16,058,192  1,498,120         $25,345   (A)      14,585,417
                         ____________________________________________________________
                         113,959,712 13,276,081          25,345           100,708,976
                         ____________________________________________________________

Expenses:
   Cost of operations
   including wages,
   maintenance and
   supplies:
  Resort services        29,611,497  3,333,063          20,000    (A),(F)  26,298,434
  Sale of goods          15,146,037  1,508,270                             13,637,767
  Rental and other
    income                6,799,809    175,134             313    (F)       6,624,988
   Other taxes            8,599,706  1,107,974          29,049    (A),(F)   7,520,781
   Utilities              8,070,911    588,183                              7,482,728
   Insurance              6,634,837  1,480,660          50,302    (A),(F)   5,204,479
   Selling, general
   and administrative
   expenses              19,494,655  2,416,090         234,828    (F)      17,313,393
   Interest               3,818,893    165,040      (1,208,896)   (B),(F)   2,444,957
   Depreciation and
    amortization         14,055,796  2,786,008          40,094    (A),(F)  11,309,882
   Loss on sale of
    Bear Mountain Ltd.                               3,848,500    (G)       3,848,500
                        _____________________________________________________________
    Total expenses      112,232,141 13,560,422       3,014,190            101,685,909
                        _____________________________________________________________

Income before  income
 taxes and minority
 interest                 1,727,571  (284,341)      (2,988,845)              (976,933)

Provision for income
 taxes                      997,123  (117,206)      (1,090,550)    (H)         23,779
                        _____________________________________________________________

Net Income before
 minority interest          730,448  (167,135)      (1,898,295)            (1,000,712)
                        _______________________________________________________________
Minority interest in
 net loss of consolidated
 subsidiary                 298,949                                           298,949


Net income               $1,029,397 ($167,135)    ($1,898,295)              ($701,763)
                        ______________________________________________________________

Net income(loss) per
 common share              $   0.18                                            ($0.12)
                        _______________________________________________________________
                        _______________________________________________________________
(1)  Historical results of Bear Mountain Ltd. for the year ended July 31, 1995.

                                S-K-I
           PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                            JULY 31, 1995
                              UNAUDITED

                                       LESS
                        S-K-I LTD.     BEAR MT.
                       HISTORICAl     HISTORICAL(1)   ADJUSTMENTS         PRO FORMA
CURRENT ASSETS:

CASH AND INVESTMENTS    $2,790,645                                         $2,790,645
ACCOUNTS RECEIVABLE      2,677,434        $29,700                           2,647,734
INVENTORIES              3,955,722        574,526                           3,381,196
PREPAIDS                 1,360,460        119,729                           1,240,731
NOTES RECEIVABLE           244,775                                            244,775
                        _____________________________________________________________
TOTAL CURRENT ASSETS    11,029,036        723,955                          10,305,081
                        _____________________________________________________________

PROPERTY AND EQUIPMENT:

BUILDINGS & GROUNDS     41,557,838      5,836,387                          35,721,451
MACHINERY & EQUIPMENT   73,123,058     11,048,475                          62,074,583
LEASEHOLD IMPROVEMENTS  48,082,570     14,135,842                          33,946,728
LIFTS, LIFTLINES &
 TRAILS CORP            33,787,212      2,223,054                          31,564,158
                        _____________________________________________________________
                       196,550,678     33,243,758                         163,306,920

ACCUMULATED
 DEPRECIATION          (89,929,914)   (15,364,431)                        (74,565,483)
                       _______________________________________________________________
                       106,620,764     17,879,327                          88,741,437


CONSTRUCTION IN
 PROGRESS                1,684,442        410,169                           1,274,273
LAND AND DEVEL. COSTS   13,469,642      5,452,058                           8,017,584
                        _____________________________________________________________
NET PROPERTY AND
 EQUIPMENT             121,774,848     23,741,554                          98,033,294
                       ______________________________________________________________

LONG -TERM
 INVESTMENTS             1,628,477                                          1,628,477

OTHER ASSETS             2,289,152                                          2,289,152
                        _____________________________________________________________

TOTAL ASSETS          $136,721,513   $24,465,509                         $112,256,004
                        _____________________________________________________________
                        _____________________________________________________________
(1)  Historical assets and liabilities of Bear Mountain Ltd., as sold on October 23, 1995.


                                 S-K-I LTD.
           PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                            JULY 31, 1995
                              UNAUDITED

                                     LESS
                        S-K-I LTD.   BEAR MT.
                        HISTORICAL   HISTORICAL(1)    ADJUSTMENTS          PRO FORMA

LIABILITIES AND
STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:

NOTES PAYABLE           $3,858,184                                          $3,858,184
ACCOUNTS PAYABLE         1,617,621                                           1,617,621
INCOME TAXES PAYABLE       272,252                     $2,063,000   (C),(D)  2,335,252
ACCRUED LEASE
 PAYMENTS-VT             1,039,366                                           1,039,366
ACCRUED WAGES              529,874                                             529,874
DEPOSITS AND OTHER
 UNEARNED REVENUE        1,706,017   ($117,056)                              1,588,961
OTHER ACCRUED EXPENSES   5,157,743                                           5,157,743
                        ______________________________________________________________

TOTAL CURRENT
 LIABILITIES            14,181,057    (117,056)       $2,063,000            16,127,001
                        ______________________________________________________________

NOTES PAYABLE           38,790,032                   (20,500,000)   (E)     18,290,032
SUBORDINATED
 DEBENTURES             11,400,000                                          11,400,000
DEFERRED INCOME TAXES    8,479,956                    (3,506,000)   (C)      4,973,956
OTHER LONG-TERM
 LIABILITIES             4,432,027                                           4,432,027
MINORITY INTEREST        1,876,188                                           1,876,188
                       _______________________________________________________________

TOTAL LIABILITIES       79,159,260    (117,056)      (21,943,000)           57,099,204
                       _______________________________________________________________

STOCKHOLDERS' EQUITY:

COMMON STOCK               578,593                                             578,593
PAID -IN -CAPITAL        6,617,552                                           6,617,552
RETAINED EARNINGS       50,366,108                    (2,405,453)   (G)     47,960,655
                        ______________________________________________________________

TOTAL STOCKHOLDERS'
 EQUITY                 57,562,253                    (2,405,453)           55,156,800
                        ______________________________________________________________

TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY $136,721,513   ($117,056)     ($24,348,453)         $112,256,004
                      ________________________________________________________________
                      ________________________________________________________________
(1)  Historical assets and liabilities of Bear Mountain Ltd., as sold on October 23, 1995.


                             S-K-I LTD.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED
FINANCIAL INFORMATION

General-the accompanying unaudited financial information reflects the pro forma balance sheet as of July 31, 1995, assuming the October 23, 1995 Bear Mountain Ltd. sale occurred on that date, and the pro forma statement of operations as if the Bear Mountain Ltd. sale occurred at the beginning of fiscal 1995; such data does not purport to be indicative of what would have occurred had this transaction been made on these dates.

(A)  Reflects the adjustment to revenue and expense for retained property.

(B) Represents the reduction in interest payments as the result of applying the proceeds from the sale against debt. The fiscal year 1995 weighted interest rate was used in the calculation.

(C)  Transfer of deferred income taxes to current as the result of the sale.

(D)  Reflection of loss on sale.

(E)  Application of proceeds from sale to debt.

(F)  Adjustment for S-K-I management and other fees charged to Bear
Mountain Ltd.

(G)  Reflects approximate loss on Bear Mountain Ltd.

(H)  Reflects the tax effect of pro forma adjustments.





Item 7(b).  Exhibits
(B)  Exhibit index

     (2) Asset Purchase Agreement between Fibreboard Corporation, Bear Mountain Inc., Bear Mountain Ltd. and S-K-I Ltd. dated
     October 6, 1995.

     Omitted schedules copies of which the company agrees to furnish supplementally to the Commission upon request.

     Schedule 1.1.1  Real property being sold
     Schedule 1.1.2 USFS permit
     Schedule 1.1.3 Real property leases
     Schedule 1.1.4 Equipment and improvements
     Schedule 1.1.5 Inventories
     Schedule 1.1.6 Accounts receivable
     Schedule 1.1.7 Transferred agreements
     Schedule 1.2.1 Real property not being sold
     Schedule 1.2.6 Excluded refunds
     Schedule 1.2.11 Excluded computer
     Schedule 2.1-1 Fixed Assets (for base purchase price calculation)
     Schedule 2.1-2 Non-retail inventories (for base purchase price calculation)
     Schedule 2.1-3 Deferred revenues (for base purchase price calculation)
     Schedule 2.3 List of Potential escrow liabilities
     Schedule 6.2.1 July 2, 1995 interim financial statements
     Schedule 6.2.2 July 31, 1995 fiscal year end financial statements
     Schedule 6.3 Debts, obligations and liabilities
     Schedule 6.4(b) Capital expenditures
     Schedule 6.5 Tax disputes
     Schedule 6.6 Real property
     Schedule 6.8 Zoning
     Schedule 6.9 Commitments
     Schedule 6.10 Continued use of real property
     Schedule 6.11 Lake pipeline
     Schedule 6.13 Pledges of inventory
     Schedule 6.16 Trade names/trademarks/service marks/copyrights, etc.
     Schedule 6.18 Trade secrets
     Schedule 6.20-1 Season passes, group sales, etc.
     Schedule 6.20-2 Vendors & suppliers
     Schedule 6.21 Insurance policies
     Schedule 6.22 Contracts
     Schedule 6.23 Non-compliance with laws
     Schedule 6.24 Pending and threatened litigation
     Schedule 6.26 Required consents
     Schedule 6.27 Personal identification
     Schedule 6.28 Employment contracts
     Schedule 6.31 Bank accounts & powers of attorney
     Schedule 6.34 Environmental matters
     Schedule 8a.6(c) Anticipated capital expenditures not undertaken yet


     (2)  Amendment No.1 to Asset Purchase Agreement dated October 19, 1995

     Omitted schedules copies of which the company agrees to furnish supplementally to the Commission upon request.

     Schedule 1.1.7 Transferred agreements
     Schedule 6.2-1a Adjusted stub period date balance sheet
     Schedule 6.11 Lake pipeline
     Schedule 6.16 Tradenames/trademarks/service marks/copyrights, etc.
     Schedule 6.22 Contracts
     Schedule 6.24 Pending and threatened litigation
     Schedule 6.26 Required consents





                             SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                          S-K-I Ltd.
                                                        (Registrant)

     Date       November 7, 1995                 By:

                                                    Chief Financial Officer